John Hancock Funds II

Supplement dated October 4, 2013 to the current Prospectus and Statement of Additional Information

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Lifestyle Conservative Portfolio

(collectively, the “Funds”)

The following information replaces the Aggregate Net Asset information for the Funds’ advisory fee rates charged on affiliated fund assets under the Prospectus section entitled “Who’s who — Management fee”.

The fee on assets invested in a fund of JHF II or JHF III is stated as an annual percentage of the current value of the net assets of the fund (together with the assets of any applicable fund identified in the advisory agreement), determined in accordance with the following schedule.

Advisory fee on assets invested in a fund of JHF II and JHF III

	First $7.5 billion	Excess Over $7.5 billion
Each Lifestyle fund	0.050%	0.040%

The following information replaces the Aggregate Net Asset information for the Funds’ advisory fee rates charged on “other assets” under the Prospectus section entitled “Who’s who — Management fee”.

The fee on other assets is stated as an annual percentage of the current value of the net assets of the fund (together with the assets of any applicable fund identified in the advisory agreement), determined in accordance with the following schedule.

Advisory fee on other assets

	First $7.5 billion	Excess Over $7.5 billion
Each Lifestyle fund	0.500%	0.490%

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference.